Loan Receivable	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
LOAN RECEIVABLE

NOTE 5 – LOAN RECEIVABLE

Pursuant to the loan agreement dated August 10, 2019, the Company has agreed to loan RMB548,500 (approximately $79,000) to Zhengtong Huazhi (Beijing) Technology Co., Ltd ("Zhengtong Huazhi"). Term of the loan is from August 10, 2019 to August 11, 2020, and interest rate is 4.35% per annum. Zhengtong Huazhi is a wholly-owned subsidiary of Xtransfer Tech Limited ("Xtransfer"), a Hong Kong corporation. Pursuant to the investment agreement dated as of January 1, 2020, the Company has agreed to invest RMB5.7 million (approximately $817,000) to acquired 35% of Xtransfer. See NOTE 18 for details.